Exhibit 10.107

GUARANTY

THIS GUARANTY (this “Guaranty”) is made effective as of June 8, 2006 by INLAND AMERICAN REAL ESTATE TRUST, INC. (the “Guarantor”) in favor of CE INVESTMENT ASSOCIATES 2001 LLC (together with its permitted successors and assigns, the “Investor”)

RECITALS

WHEREAS, INLAND AMERICAN BRISTOL MEMBER II, L.L.C., a Delaware limited liability company and a wholly owned subsidiary of Guarantor (“Inland”), and Investor entered into that certain Limited Liability Company Agreement (the “LLC Agreement”), dated as of the date hereof, of Inland American Ceruzzi Bristol Member, L.L.C. (the “Company”);

WHEREAS, pursuant to the terms of the LLC Agreement, Inland is required, from time to time, to cause the Company to make a payment to the Investor of the “Investor Preferred Return” (as such term is defined and determined under the LLC Agreement), and may be required, from to time, to cause the Company to make a payment to the Investor of the “Investor Liquidation Amount” (as such term is defined and determined under the LLC Agreement); and

WHEREAS, in order to induce the Investor to execute the LLC Agreement, the Guarantor desires to execute this Guaranty, guaranteeing certain of the obligations of the Company to make payments to the Investor if, when and solely to the extent required under the terms of the LLC Agreement, of the Investor Liquidation Amount.

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby agrees as follows:

1.             Guaranty.  The Guarantor hereby unconditionally and irrevocably guarantees to the Investor (and/or its permitted successors and assigns) (i) from and after twenty-four (24) months after the date hereof, any obligation of the Company, if and when applicable, to make a payment to the Investor of its Investor Liquidation Amount, as, when and solely to the extent that such amounts are required to be paid by the Company to the Investor under the terms of Section 10.9 of the LLC Agreement, and (ii) notwithstanding anything to the contrary set forth herein, any obligation of the Company, if and when applicable, to make a payment to the Investor of its Investor Preferred Return.

2.             Consent to Terms.  The Guarantor hereby consents, without notice to the Guarantor, to the extension, in whole or in part from time to time, whether or not for a term in excess of the original term, of the time for payment of the Investor Liquidation Amount under the LLC Agreement, and agrees in case the dates of such payment shall be extended in whole or in part, that all moneys due hereunder shall be paid when due according to such extension or extensions.  The Guarantor further consents to the waiving or amendment by Inland and the Investor of any term, covenant, or condition of the LLC Agreement.

3.             Waiver of Presentment.  The Guarantor hereby waives presentment, demand of payment from the maker, protest, and notice of nonpayment.  The Guarantor hereby waives notice of acceptance of this Guaranty by the Investor and any and all notices and demands of every kind and description which may be required to be given by any statute or rule of law, and agrees that the liability of the Guarantor hereunder shall in no way be affected, diminished, or released by any forbearance which may be granted to the Company (or to any successor thereto or to any person or entity which shall have assumed the obligations thereof) or by any waiver of any term, covenant, or condition in the LLC Agreement by the Investor or by reason of any change or modification in the LLC Agreement, or by the acceptance of additional security.

4.             No Exhaustion of Other Remedies.  The Guarantor hereby agrees that nothing herein contained shall prevent the Investor from suing under the LLC Agreement, or from exercising any other right available to it under the terms of the LLC Agreement or against any other person or entity, and the exercise of any of the aforementioned rights shall not constitute a legal or equitable discharge of the Guarantor, it being the purpose and intent of the Guarantor that its obligations under this Guaranty shall be absolute and unconditional.

5.             Restatement of Guaranty.  This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment is rescinded or must otherwise be returned by the Investor upon the insolvency, bankruptcy, or reorganization of Inland and/or the Company or otherwise, all as though such payment had not been made.

6.             Waiver of Promptness.  The Guarantor hereby waives promptness, diligence, notice of acceptance, and any other notice with respect to any of the terms, covenants, or conditions of the LLC Agreement, and this Guaranty and any requirement that the Company protect, secure, perfect, or insure any security interest, lien, or any property subject thereto or exhaust any right or take any action against the Company or any other person, entity, or any collateral.

7.             Governing Law.  This Guaranty, the rights and obligations of the parties hereto, and any claims or disputes relating thereto shall be governed by and construed in accordance with the laws of the State of Delaware (but not including the choice of law rules thereof).

8.             Creditor’s Rights.  The rights, powers, privileges, and discretions (the “rights”) to which the Investor may be entitled hereunder shall inure to the benefit of the Investor and its permitted successors and assigns.  All the rights of the Investor are cumulative and not alternative and may be enforced successively or concurrently.  Failure of the Investor to exercise any of its rights shall not be deemed a waiver thereof, and no waiver of any of its rights shall be deemed to apply to any other rights, nor shall it be effective unless in writing and signed by the Creditor.  The terms, covenants, and conditions of or imposed upon the Guarantor herein shall be binding upon its successors and assigns.  The Guarantor may not delegate or assign any of its obligations under this Guaranty.

9.             Severability.  In case any provision (or any part of any provision) contained in this Guaranty shall for any reason be held to be invalid, illegal, or unenforceable in any respect,

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such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Guaranty but this Guaranty shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had never been contained herein but only to the extent it is invalid, illegal, or unenforceable.

10.           Gender; Captions.  When used herein, the singular shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.  Section headings are used solely for the convenience of the parties and are not intended to limit or define any section.

11.           Time of Essence.  Time is of the essence to each and every provision of this Guaranty.

IN WITNESS WHEREOF, the Guarantor has executed and delivered this instrument under seal effective as of the date first above written.

WITNESS/ATTEST	GUARANTOR:

INLAND AMERICAN REAL ESTATE TRUST, INC.

By:	(SEAL)
Name: G. Joseph Cosenza
Title: Authorized Agent

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GUARANTY

THIS GUARANTY (this “Guaranty”) is made effective as of June 8, 2006 by INLAND AMERICAN REAL ESTATE TRUST, INC. (the “Guarantor”) in favor of CE INVESTMENT ASSOCIATES 2001 LLC (together with its permitted successors and assigns, the “Investor”)

RECITALS

WHEREAS, INLAND AMERICAN FRAMINGHAM MEMBER II, L.L.C., a Delaware limited liability company and a wholly owned subsidiary of Guarantor (“Inland”), and Investor entered into that certain Limited Liability Company Agreement (the “LLC Agreement”), dated as of the date hereof, of Inland American Ceruzzi Framingham Member, L.L.C. (the “Company”);

WHEREAS, pursuant to the terms of the LLC Agreement, Inland is required, from time to time, to cause the Company to make a payment to the Investor of the “Investor Preferred Return” (as such term is defined and determined under the LLC Agreement), and may be required, from to time, to cause the Company to make a payment to the Investor of the “Investor Liquidation Amount” (as such term is defined and determined under the LLC Agreement); and

WHEREAS, in order to induce the Investor to execute the LLC Agreement, the Guarantor desires to execute this Guaranty, guaranteeing certain of the obligations of the Company to make payments to the Investor if, when and solely to the extent required under the terms of the LLC Agreement, of the Investor Liquidation Amount.

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby agrees as follows:

1.             Guaranty.  The Guarantor hereby unconditionally and irrevocably guarantees to the Investor (and/or its permitted successors and assigns) (i) from and after twenty-four (24) months after the date hereof, any obligation of the Company, if and when applicable, to make a payment to the Investor of its Investor Liquidation Amount, as, when and solely to the extent that such amounts are required to be paid by the Company to the Investor under the terms of Section 10.9 of the LLC Agreement, and (ii) notwithstanding anything to the contrary set forth herein, any obligation of the Company, if and when applicable, to make a payment to the Investor of its Investor Preferred Return.

2.             Consent to Terms.  The Guarantor hereby consents, without notice to the Guarantor, to the extension, in whole or in part from time to time, whether or not for a term in excess of the original term, of the time for payment of the Investor Liquidation Amount under the LLC Agreement, and agrees in case the dates of such payment shall be extended in whole or in part, that all moneys due hereunder shall be paid when due according to such extension or extensions.  The Guarantor further consents to the waiving or amendment by Inland and the Investor of any term, covenant, or condition of the LLC Agreement.

3.             Waiver of Presentment.  The Guarantor hereby waives presentment, demand of payment from the maker, protest, and notice of nonpayment.  The Guarantor hereby waives notice of acceptance of this Guaranty by the Investor and any and all notices and demands of every kind and description which may be required to be given by any statute or rule of law, and agrees that the liability of the Guarantor hereunder shall in no way be affected, diminished, or released by any forbearance which may be granted to the Company (or to any successor thereto or to any person or entity which shall have assumed the obligations thereof) or by any waiver of any term, covenant, or condition in the LLC Agreement by the Investor or by reason of any change or modification in the LLC Agreement, or by the acceptance of additional security.

4.             No Exhaustion of Other Remedies.  The Guarantor hereby agrees that nothing herein contained shall prevent the Investor from suing under the LLC Agreement, or from exercising any other right available to it under the terms of the LLC Agreement or against any other person or entity, and the exercise of any of the aforementioned rights shall not constitute a legal or equitable discharge of the Guarantor, it being the purpose and intent of the Guarantor that its obligations under this Guaranty shall be absolute and unconditional.

5.             Restatement of Guaranty.  This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment is rescinded or must otherwise be returned by the Investor upon the insolvency, bankruptcy, or reorganization of Inland and/or the Company or otherwise, all as though such payment had not been made.

6.             Waiver of Promptness.  The Guarantor hereby waives promptness, diligence, notice of acceptance, and any other notice with respect to any of the terms, covenants, or conditions of the LLC Agreement, and this Guaranty and any requirement that the Company protect, secure, perfect, or insure any security interest, lien, or any property subject thereto or exhaust any right or take any action against the Company or any other person, entity, or any collateral.

7.             Governing Law.  This Guaranty, the rights and obligations of the parties hereto, and any claims or disputes relating thereto shall be governed by and construed in accordance with the laws of the State of Delaware (but not including the choice of law rules thereof).

8.             Creditor’s Rights.  The rights, powers, privileges, and discretions (the “rights”) to which the Investor may be entitled hereunder shall inure to the benefit of the Investor and its permitted successors and assigns.  All the rights of the Investor are cumulative and not alternative and may be enforced successively or concurrently.  Failure of the Investor to exercise any of its rights shall not be deemed a waiver thereof, and no waiver of any of its rights shall be deemed to apply to any other rights, nor shall it be effective unless in writing and signed by the Creditor.  The terms, covenants, and conditions of or imposed upon the Guarantor herein shall be binding upon its successors and assigns.  The Guarantor may not delegate or assign any of its obligations under this Guaranty.

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9.             Severability.  In case any provision (or any part of any provision) contained in this Guaranty shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Guaranty but this Guaranty shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had never been contained herein but only to the extent it is invalid, illegal, or unenforceable.

10.           Gender; Captions.  When used herein, the singular shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.  Section headings are used solely for the convenience of the parties and are not intended to limit or define any section.

11.           Time of Essence.  Time is of the essence to each and every provision of this Guaranty.

IN WITNESS WHEREOF, the Guarantor has executed and delivered this instrument under seal effective as of the date first above written.

WITNESS/ATTEST	GUARANTOR:

INLAND AMERICAN REAL ESTATE TRUST, INC.

By:	(SEAL)
Name: G. Joseph Cosenza
Title: Authorized Agent

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GUARANTY

THIS GUARANTY (this “Guaranty”) is made effective as of June 8, 2006 by INLAND AMERICAN REAL ESTATE TRUST, INC. (the “Guarantor”) in favor of CE INVESTMENT ASSOCIATES 2001 LLC (together with its permitted successors and assigns, the “Investor”)

RECITALS

WHEREAS, INLAND AMERICAN CUMBERLAND MEMBER II, L.L.C., a Delaware limited liability company and a wholly owned subsidiary of Guarantor (“Inland”), and Investor entered into that certain Limited Liability Company Agreement (the “LLC Agreement”), dated as of the date hereof, of Inland American Ceruzzi Cumberland Member, L.L.C. (the “Company”);

WHEREAS, pursuant to the terms of the LLC Agreement, Inland is required, from time to time, to cause the Company to make a payment to the Investor of the “Investor Preferred Return” (as such term is defined and determined under the LLC Agreement), and may be required, from to time, to cause the Company to make a payment to the Investor of the “Investor Liquidation Amount” (as such term is defined and determined under the LLC Agreement); and

WHEREAS, in order to induce the Investor to execute the LLC Agreement, the Guarantor desires to execute this Guaranty, guaranteeing certain of the obligations of the Company to make payments to the Investor if, when and solely to the extent required under the terms of the LLC Agreement, of the Investor Liquidation Amount.

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby agrees as follows:

1.             Guaranty.  The Guarantor hereby unconditionally and irrevocably guarantees to the Investor (and/or its permitted successors and assigns) (i) from and after twenty-four (24) months after the date hereof, any obligation of the Company, if and when applicable, to make a payment to the Investor of its Investor Liquidation Amount, as, when and solely to the extent that such amounts are required to be paid by the Company to the Investor under the terms of Section 10.9 of the LLC Agreement, and (ii) notwithstanding anything to the contrary set forth herein, any obligation of the Company, if and when applicable, to make a payment to the Investor of its Investor Preferred Return.

2.             Consent to Terms.  The Guarantor hereby consents, without notice to the Guarantor, to the extension, in whole or in part from time to time, whether or not for a term in excess of the original term, of the time for payment of the Investor Liquidation Amount under the LLC Agreement, and agrees in case the dates of such payment shall be extended in whole or in part, that all moneys due hereunder shall be paid when due according to such extension or extensions.  The Guarantor further consents to the waiving or amendment by Inland and the Investor of any term, covenant, or condition of the LLC Agreement.

3.             Waiver of Presentment.  The Guarantor hereby waives presentment, demand of payment from the maker, protest, and notice of nonpayment.  The Guarantor hereby waives notice of acceptance of this Guaranty by the Investor and any and all notices and demands of every kind and description which may be required to be given by any statute or rule of law, and agrees that the liability of the Guarantor hereunder shall in no way be affected, diminished, or released by any forbearance which may be granted to the Company (or to any successor thereto or to any person or entity which shall have assumed the obligations thereof) or by any waiver of any term, covenant, or condition in the LLC Agreement by the Investor or by reason of any change or modification in the LLC Agreement, or by the acceptance of additional security.

4.             No Exhaustion of Other Remedies.  The Guarantor hereby agrees that nothing herein contained shall prevent the Investor from suing under the LLC Agreement, or from exercising any other right available to it under the terms of the LLC Agreement or against any other person or entity, and the exercise of any of the aforementioned rights shall not constitute a legal or equitable discharge of the Guarantor, it being the purpose and intent of the Guarantor that its obligations under this Guaranty shall be absolute and unconditional.

5.             Restatement of Guaranty.  This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment is rescinded or must otherwise be returned by the Investor upon the insolvency, bankruptcy, or reorganization of Inland and/or the Company or otherwise, all as though such payment had not been made.

6.             Waiver of Promptness.  The Guarantor hereby waives promptness, diligence, notice of acceptance, and any other notice with respect to any of the terms, covenants, or conditions of the LLC Agreement, and this Guaranty and any requirement that the Company protect, secure, perfect, or insure any security interest, lien, or any property subject thereto or exhaust any right or take any action against the Company or any other person, entity, or any collateral.

7.             Governing Law.  This Guaranty, the rights and obligations of the parties hereto, and any claims or disputes relating thereto shall be governed by and construed in accordance with the laws of the State of Delaware (but not including the choice of law rules thereof).

8.             Creditor’s Rights.  The rights, powers, privileges, and discretions (the “rights”) to which the Investor may be entitled hereunder shall inure to the benefit of the Investor and its permitted successors and assigns.  All the rights of the Investor are cumulative and not alternative and may be enforced successively or concurrently.  Failure of the Investor to exercise any of its rights shall not be deemed a waiver thereof, and no waiver of any of its rights shall be deemed to apply to any other rights, nor shall it be effective unless in writing and signed by the Creditor.  The terms, covenants, and conditions of or imposed upon the Guarantor herein shall be binding upon its successors and assigns.  The Guarantor may not delegate or assign any of its obligations under this Guaranty.

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9.             Severability.  In case any provision (or any part of any provision) contained in this Guaranty shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Guaranty but this Guaranty shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had never been contained herein but only to the extent it is invalid, illegal, or unenforceable.

10.           Gender; Captions.  When used herein, the singular shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.  Section headings are used solely for the convenience of the parties and are not intended to limit or define any section.

11.           Time of Essence.  Time is of the essence to each and every provision of this Guaranty.

IN WITNESS WHEREOF, the Guarantor has executed and delivered this instrument under seal effective as of the date first above written.

WITNESS/ATTEST	GUARANTOR:

INLAND AMERICAN REAL ESTATE TRUST, INC.

By:	(SEAL)
Name: G. Joseph Cosenza
Title: Authorized Agent

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GUARANTY

THIS GUARANTY (this “Guaranty”) is made effective as of June 8, 2006 by INLAND AMERICAN REAL ESTATE TRUST, INC. (the “Guarantor”) in favor of CE INVESTMENT ASSOCIATES 2001 LLC (together with its permitted successors and assigns, the “Investor”)

RECITALS

WHEREAS, INLAND AMERICAN GREENVILLE PLEASANTBURG MEMBER II, L.L.C., a Delaware limited liability company and a wholly owned subsidiary of Guarantor (“Inland”), and Investor entered into that certain Limited Liability Company Agreement (the “LLC Agreement”), dated as of the date hereof, of Inland American Ceruzzi Greenville Pleasantburg Member, L.L.C. (the “Company”);

WHEREAS, pursuant to the terms of the LLC Agreement, Inland is required, from time to time, to cause the Company to make a payment to the Investor of the “Investor Preferred Return” (as such term is defined and determined under the LLC Agreement), and may be required, from to time, to cause the Company to make a payment to the Investor of the “Investor Liquidation Amount” (as such term is defined and determined under the LLC Agreement); and

WHEREAS, in order to induce the Investor to execute the LLC Agreement, the Guarantor desires to execute this Guaranty, guaranteeing certain of the obligations of the Company to make payments to the Investor if, when and solely to the extent required under the terms of the LLC Agreement, of the Investor Liquidation Amount.

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby agrees as follows:

1.             Guaranty.  The Guarantor hereby unconditionally and irrevocably guarantees to the Investor (and/or its permitted successors and assigns) (i) from and after twenty-four (24) months after the date hereof, any obligation of the Company, if and when applicable, to make a payment to the Investor of its Investor Liquidation Amount, as, when and solely to the extent that such amounts are required to be paid by the Company to the Investor under the terms of Section 10.9 of the LLC Agreement, and (ii) notwithstanding anything to the contrary set forth herein, any obligation of the Company, if and when applicable, to make a payment to the Investor of its Investor Preferred Return.

2.             Consent to Terms.  The Guarantor hereby consents, without notice to the Guarantor, to the extension, in whole or in part from time to time, whether or not for a term in excess of the original term, of the time for payment of the Investor Liquidation Amount under the LLC Agreement, and agrees in case the dates of such payment shall be extended in whole or in part, that all moneys due hereunder shall be paid when due according to such extension or extensions.  The Guarantor further consents to the waiving or amendment by Inland and the Investor of any term, covenant, or condition of the LLC Agreement.

3.             Waiver of Presentment.  The Guarantor hereby waives presentment, demand of payment from the maker, protest, and notice of nonpayment.  The Guarantor hereby waives notice of acceptance of this Guaranty by the Investor and any and all notices and demands of every kind and description which may be required to be given by any statute or rule of law, and agrees that the liability of the Guarantor hereunder shall in no way be affected, diminished, or released by any forbearance which may be granted to the Company (or to any successor thereto or to any person or entity which shall have assumed the obligations thereof) or by any waiver of any term, covenant, or condition in the LLC Agreement by the Investor or by reason of any change or modification in the LLC Agreement, or by the acceptance of additional security.

4.             No Exhaustion of Other Remedies.  The Guarantor hereby agrees that nothing herein contained shall prevent the Investor from suing under the LLC Agreement, or from exercising any other right available to it under the terms of the LLC Agreement or against any other person or entity, and the exercise of any of the aforementioned rights shall not constitute a legal or equitable discharge of the Guarantor, it being the purpose and intent of the Guarantor that its obligations under this Guaranty shall be absolute and unconditional.

5.             Restatement of Guaranty.  This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment is rescinded or must otherwise be returned by the Investor upon the insolvency, bankruptcy, or reorganization of Inland and/or the Company or otherwise, all as though such payment had not been made.

6.             Waiver of Promptness.  The Guarantor hereby waives promptness, diligence, notice of acceptance, and any other notice with respect to any of the terms, covenants, or conditions of the LLC Agreement, and this Guaranty and any requirement that the Company protect, secure, perfect, or insure any security interest, lien, or any property subject thereto or exhaust any right or take any action against the Company or any other person, entity, or any collateral.

7.             Governing Law.  This Guaranty, the rights and obligations of the parties hereto, and any claims or disputes relating thereto shall be governed by and construed in accordance with the laws of the State of Delaware (but not including the choice of law rules thereof).

8.             Creditor’s Rights.  The rights, powers, privileges, and discretions (the “rights”) to which the Investor may be entitled hereunder shall inure to the benefit of the Investor and its permitted successors and assigns.  All the rights of the Investor are cumulative and not alternative and may be enforced successively or concurrently.  Failure of the Investor to exercise any of its rights shall not be deemed a waiver thereof, and no waiver of any of its rights shall be deemed to apply to any other rights, nor shall it be effective unless in writing and signed by the Creditor.  The terms, covenants, and conditions of or imposed upon the Guarantor herein shall be binding upon its successors and assigns.  The Guarantor may not delegate or assign any of its obligations under this Guaranty.

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9.             Severability.  In case any provision (or any part of any provision) contained in this Guaranty shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Guaranty but this Guaranty shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had never been contained herein but only to the extent it is invalid, illegal, or unenforceable.

10.           Gender; Captions.  When used herein, the singular shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.  Section headings are used solely for the convenience of the parties and are not intended to limit or define any section.

11.           Time of Essence.  Time is of the essence to each and every provision of this Guaranty.

IN WITNESS WHEREOF, the Guarantor has executed and delivered this instrument under seal effective as of the date first above written.

WITNESS/ATTEST	GUARANTOR:

INLAND AMERICAN REAL ESTATE TRUST, INC.

By:	(SEAL)
Name: G. Joseph Cosenza
Title: Authorized Agent

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GUARANTY

THIS GUARANTY (this “Guaranty”) is made effective as of June 8, 2006 by INLAND AMERICAN REAL ESTATE TRUST, INC. (the “Guarantor”) in favor of CE INVESTMENT ASSOCIATES 2001 LLC (together with its permitted successors and assigns, the “Investor”)

RECITALS

WHEREAS, INLAND AMERICAN MALDEN MEMBER II, L.L.C., a Delaware limited liability company and a wholly owned subsidiary of Guarantor (“Inland”), and Investor entered into that certain Limited Liability Company Agreement (the “LLC Agreement”), dated as of the date hereof, of Inland American Ceruzzi Malden Member, L.L.C. (the “Company”);

WHEREAS, pursuant to the terms of the LLC Agreement, Inland is required, from time to time, to cause the Company to make a payment to the Investor of the “Investor Preferred Return” (as such term is defined and determined under the LLC Agreement), and may be required, from to time, to cause the Company to make a payment to the Investor of the “Investor Liquidation Amount” (as such term is defined and determined under the LLC Agreement); and

WHEREAS, in order to induce the Investor to execute the LLC Agreement, the Guarantor desires to execute this Guaranty, guaranteeing certain of the obligations of the Company to make payments to the Investor if, when and solely to the extent required under the terms of the LLC Agreement, of the Investor Liquidation Amount.

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby agrees as follows:

1.             Guaranty.  The Guarantor hereby unconditionally and irrevocably guarantees to the Investor (and/or its permitted successors and assigns) (i) from and after twenty-four (24) months after the date hereof, any obligation of the Company, if and when applicable, to make a payment to the Investor of its Investor Liquidation Amount, as, when and solely to the extent that such amounts are required to be paid by the Company to the Investor under the terms of Section 10.9 of the LLC Agreement, and (ii) notwithstanding anything to the contrary set forth herein, any obligation of the Company, if and when applicable, to make a payment to the Investor of its Investor Preferred Return.

2.             Consent to Terms.  The Guarantor hereby consents, without notice to the Guarantor, to the extension, in whole or in part from time to time, whether or not for a term in excess of the original term, of the time for payment of the Investor Liquidation Amount under the LLC Agreement, and agrees in case the dates of such payment shall be extended in whole or in part, that all moneys due hereunder shall be paid when due according to such extension or extensions.  The Guarantor further consents to the waiving or amendment by Inland and the Investor of any term, covenant, or condition of the LLC Agreement.

3.             Waiver of Presentment.  The Guarantor hereby waives presentment, demand of payment from the maker, protest, and notice of nonpayment.  The Guarantor hereby waives notice of acceptance of this Guaranty by the Investor and any and all notices and demands of every kind and description which may be required to be given by any statute or rule of law, and agrees that the liability of the Guarantor hereunder shall in no way be affected, diminished, or released by any forbearance which may be granted to the Company (or to any successor thereto or to any person or entity which shall have assumed the obligations thereof) or by any waiver of any term, covenant, or condition in the LLC Agreement by the Investor or by reason of any change or modification in the LLC Agreement, or by the acceptance of additional security.

4.             No Exhaustion of Other Remedies.  The Guarantor hereby agrees that nothing herein contained shall prevent the Investor from suing under the LLC Agreement, or from exercising any other right available to it under the terms of the LLC Agreement or against any other person or entity, and the exercise of any of the aforementioned rights shall not constitute a legal or equitable discharge of the Guarantor, it being the purpose and intent of the Guarantor that its obligations under this Guaranty shall be absolute and unconditional.

5.             Restatement of Guaranty.  This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment is rescinded or must otherwise be returned by the Investor upon the insolvency, bankruptcy, or reorganization of Inland and/or the Company or otherwise, all as though such payment had not been made.

6.             Waiver of Promptness.  The Guarantor hereby waives promptness, diligence, notice of acceptance, and any other notice with respect to any of the terms, covenants, or conditions of the LLC Agreement, and this Guaranty and any requirement that the Company protect, secure, perfect, or insure any security interest, lien, or any property subject thereto or exhaust any right or take any action against the Company or any other person, entity, or any collateral.

7.             Governing Law.  This Guaranty, the rights and obligations of the parties hereto, and any claims or disputes relating thereto shall be governed by and construed in accordance with the laws of the State of Delaware (but not including the choice of law rules thereof).

8.             Creditor’s Rights.  The rights, powers, privileges, and discretions (the “rights”) to which the Investor may be entitled hereunder shall inure to the benefit of the Investor and its permitted successors and assigns.  All the rights of the Investor are cumulative and not alternative and may be enforced successively or concurrently.  Failure of the Investor to exercise any of its rights shall not be deemed a waiver thereof, and no waiver of any of its rights shall be deemed to apply to any other rights, nor shall it be effective unless in writing and signed by the Creditor.  The terms, covenants, and conditions of or imposed upon the Guarantor herein shall be binding upon its successors and assigns.  The Guarantor may not delegate or assign any of its obligations under this Guaranty.

9.             Severability.  In case any provision (or any part of any provision) contained in this Guaranty shall for any reason be held to be invalid, illegal, or unenforceable in any respect,

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such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Guaranty but this Guaranty shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had never been contained herein but only to the extent it is invalid, illegal, or unenforceable.

10.           Gender; Captions.  When used herein, the singular shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.  Section headings are used solely for the convenience of the parties and are not intended to limit or define any section.

11.           Time of Essence.  Time is of the essence to each and every provision of this Guaranty.

IN WITNESS WHEREOF, the Guarantor has executed and delivered this instrument under seal effective as of the date first above written.

WITNESS/ATTEST	GUARANTOR:

INLAND AMERICAN REAL ESTATE TRUST, INC.

By:	(SEAL)
Name: G. Joseph Cosenza
Title: Authorized Agent

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GUARANTY

THIS GUARANTY (this “Guaranty”) is made effective as of June 8, 2006 by INLAND AMERICAN REAL ESTATE TRUST, INC. (the “Guarantor”) in favor of CE INVESTMENT ASSOCIATES 2001 LLC (together with its permitted successors and assigns, the “Investor”)

RECITALS

WHEREAS, INLAND AMERICAN SICKLERVILLE MEMBER II, L.L.C., a Delaware limited liability company and a wholly owned subsidiary of Guarantor (“Inland”), and Investor entered into that certain Limited Liability Company Agreement (the “LLC Agreement”), dated as of the date hereof, of Inland American Ceruzzi Sicklerville Member, L.L.C. (the “Company”);

WHEREAS, pursuant to the terms of the LLC Agreement, Inland is required, from time to time, to cause the Company to make a payment to the Investor of the “Investor Preferred Return” (as such term is defined and determined under the LLC Agreement), and may be required, from to time, to cause the Company to make a payment to the Investor of the “Investor Liquidation Amount” (as such term is defined and determined under the LLC Agreement); and

WHEREAS, in order to induce the Investor to execute the LLC Agreement, the Guarantor desires to execute this Guaranty, guaranteeing certain of the obligations of the Company to make payments to the Investor if, when and solely to the extent required under the terms of the LLC Agreement, of the Investor Liquidation Amount.

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby agrees as follows:

1.             Guaranty.  The Guarantor hereby unconditionally and irrevocably guarantees to the Investor (and/or its permitted successors and assigns) (i) from and after twenty-four (24) months after the date hereof, any obligation of the Company, if and when applicable, to make a payment to the Investor of its Investor Liquidation Amount, as, when and solely to the extent that such amounts are required to be paid by the Company to the Investor under the terms of Section 10.9 of the LLC Agreement, and (ii) notwithstanding anything to the contrary set forth herein, any obligation of the Company, if and when applicable, to make a payment to the Investor of its Investor Preferred Return.

2.             Consent to Terms.  The Guarantor hereby consents, without notice to the Guarantor, to the extension, in whole or in part from time to time, whether or not for a term in excess of the original term, of the time for payment of the Investor Liquidation Amount under the LLC Agreement, and agrees in case the dates of such payment shall be extended in whole or in part, that all moneys due hereunder shall be paid when due according to such extension or extensions.  The Guarantor further consents to the waiving or amendment by Inland and the Investor of any term, covenant, or condition of the LLC Agreement.

3.             Waiver of Presentment.  The Guarantor hereby waives presentment, demand of payment from the maker, protest, and notice of nonpayment.  The Guarantor hereby waives notice of acceptance of this Guaranty by the Investor and any and all notices and demands of every kind and description which may be required to be given by any statute or rule of law, and agrees that the liability of the Guarantor hereunder shall in no way be affected, diminished, or released by any forbearance which may be granted to the Company (or to any successor thereto or to any person or entity which shall have assumed the obligations thereof) or by any waiver of any term, covenant, or condition in the LLC Agreement by the Investor or by reason of any change or modification in the LLC Agreement, or by the acceptance of additional security.

4.             No Exhaustion of Other Remedies.  The Guarantor hereby agrees that nothing herein contained shall prevent the Investor from suing under the LLC Agreement, or from exercising any other right available to it under the terms of the LLC Agreement or against any other person or entity, and the exercise of any of the aforementioned rights shall not constitute a legal or equitable discharge of the Guarantor, it being the purpose and intent of the Guarantor that its obligations under this Guaranty shall be absolute and unconditional.

5.             Restatement of Guaranty.  This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment is rescinded or must otherwise be returned by the Investor upon the insolvency, bankruptcy, or reorganization of Inland and/or the Company or otherwise, all as though such payment had not been made.

6.             Waiver of Promptness.  The Guarantor hereby waives promptness, diligence, notice of acceptance, and any other notice with respect to any of the terms, covenants, or conditions of the LLC Agreement, and this Guaranty and any requirement that the Company protect, secure, perfect, or insure any security interest, lien, or any property subject thereto or exhaust any right or take any action against the Company or any other person, entity, or any collateral.

7.             Governing Law.  This Guaranty, the rights and obligations of the parties hereto, and any claims or disputes relating thereto shall be governed by and construed in accordance with the laws of the State of Delaware (but not including the choice of law rules thereof).

8.             Creditor’s Rights.  The rights, powers, privileges, and discretions (the “rights”) to which the Investor may be entitled hereunder shall inure to the benefit of the Investor and its permitted successors and assigns.  All the rights of the Investor are cumulative and not alternative and may be enforced successively or concurrently.  Failure of the Investor to exercise any of its rights shall not be deemed a waiver thereof, and no waiver of any of its rights shall be deemed to apply to any other rights, nor shall it be effective unless in writing and signed by the Creditor.  The terms, covenants, and conditions of or imposed upon the Guarantor herein shall be binding upon its successors and assigns.  The Guarantor may not delegate or assign any of its obligations under this Guaranty.

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9.             Severability.  In case any provision (or any part of any provision) contained in this Guaranty shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Guaranty but this Guaranty shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had never been contained herein but only to the extent it is invalid, illegal, or unenforceable.

10.           Gender; Captions.  When used herein, the singular shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.  Section headings are used solely for the convenience of the parties and are not intended to limit or define any section.

11.           Time of Essence.  Time is of the essence to each and every provision of this Guaranty.

IN WITNESS WHEREOF, the Guarantor has executed and delivered this instrument under seal effective as of the date first above written.

WITNESS/ATTEST	GUARANTOR:

INLAND AMERICAN REAL ESTATE TRUST, INC.

By:	(SEAL)
Name: G. Joseph Cosenza
Title: Authorized Agent

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GUARANTY

THIS GUARANTY (this “Guaranty”) is made effective as of June 8, 2006 by INLAND AMERICAN REAL ESTATE TRUST, INC. (the “Guarantor”) in favor of CE INVESTMENT ASSOCIATES 2001 LLC (together with its permitted successors and assigns, the “Investor”)

RECITALS

WHEREAS, INLAND AMERICAN SOUTHINGTON MEMBER II, L.L.C., a Delaware limited liability company and a wholly owned subsidiary of Guarantor (“Inland”), and Investor entered into that certain Limited Liability Company Agreement (the “LLC Agreement”), dated as of the date hereof, of Inland American Ceruzzi Southington Member, L.L.C. (the “Company”);

WHEREAS, pursuant to the terms of the LLC Agreement, Inland is required, from time to time, to cause the Company to make a payment to the Investor of the “Investor Preferred Return” (as such term is defined and determined under the LLC Agreement), and may be required, from to time, to cause the Company to make a payment to the Investor of the “Investor Liquidation Amount” (as such term is defined and determined under the LLC Agreement); and

WHEREAS, in order to induce the Investor to execute the LLC Agreement, the Guarantor desires to execute this Guaranty, guaranteeing certain of the obligations of the Company to make payments to the Investor if, when and solely to the extent required under the terms of the LLC Agreement, of the Investor Liquidation Amount.

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby agrees as follows:

1.             Guaranty.  The Guarantor hereby unconditionally and irrevocably guarantees to the Investor (and/or its permitted successors and assigns) (i) from and after twenty-four (24) months after the date hereof, any obligation of the Company, if and when applicable, to make a payment to the Investor of its Investor Liquidation Amount, as, when and solely to the extent that such amounts are required to be paid by the Company to the Investor under the terms of Section 10.9 of the LLC Agreement, and (ii) notwithstanding anything to the contrary set forth herein, any obligation of the Company, if and when applicable, to make a payment to the Investor of its Investor Preferred Return.

2.             Consent to Terms.  The Guarantor hereby consents, without notice to the Guarantor, to the extension, in whole or in part from time to time, whether or not for a term in excess of the original term, of the time for payment of the Investor Liquidation Amount under the LLC Agreement, and agrees in case the dates of such payment shall be extended in whole or in part, that all moneys due hereunder shall be paid when due according to such extension or extensions.  The Guarantor further consents to the waiving or amendment by Inland and the Investor of any term, covenant, or condition of the LLC Agreement.

3.             Waiver of Presentment.  The Guarantor hereby waives presentment, demand of payment from the maker, protest, and notice of nonpayment.  The Guarantor hereby waives notice of acceptance of this Guaranty by the Investor and any and all notices and demands of every kind and description which may be required to be given by any statute or rule of law, and agrees that the liability of the Guarantor hereunder shall in no way be affected, diminished, or released by any forbearance which may be granted to the Company (or to any successor thereto or to any person or entity which shall have assumed the obligations thereof) or by any waiver of any term, covenant, or condition in the LLC Agreement by the Investor or by reason of any change or modification in the LLC Agreement, or by the acceptance of additional security.

4.             No Exhaustion of Other Remedies.  The Guarantor hereby agrees that nothing herein contained shall prevent the Investor from suing under the LLC Agreement, or from exercising any other right available to it under the terms of the LLC Agreement or against any other person or entity, and the exercise of any of the aforementioned rights shall not constitute a legal or equitable discharge of the Guarantor, it being the purpose and intent of the Guarantor that its obligations under this Guaranty shall be absolute and unconditional.

5.             Restatement of Guaranty.  This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment is rescinded or must otherwise be returned by the Investor upon the insolvency, bankruptcy, or reorganization of Inland and/or the Company or otherwise, all as though such payment had not been made.

6.             Waiver of Promptness.  The Guarantor hereby waives promptness, diligence, notice of acceptance, and any other notice with respect to any of the terms, covenants, or conditions of the LLC Agreement, and this Guaranty and any requirement that the Company protect, secure, perfect, or insure any security interest, lien, or any property subject thereto or exhaust any right or take any action against the Company or any other person, entity, or any collateral.

7.             Governing Law.  This Guaranty, the rights and obligations of the parties hereto, and any claims or disputes relating thereto shall be governed by and construed in accordance with the laws of the State of Delaware (but not including the choice of law rules thereof).

8.             Creditor’s Rights.  The rights, powers, privileges, and discretions (the “rights”) to which the Investor may be entitled hereunder shall inure to the benefit of the Investor and its permitted successors and assigns.  All the rights of the Investor are cumulative and not alternative and may be enforced successively or concurrently.  Failure of the Investor to exercise any of its rights shall not be deemed a waiver thereof, and no waiver of any of its rights shall be deemed to apply to any other rights, nor shall it be effective unless in writing and signed by the Creditor.  The terms, covenants, and conditions of or imposed upon the Guarantor herein shall be binding upon its successors and assigns.  The Guarantor may not delegate or assign any of its obligations under this Guaranty.

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9.             Severability.  In case any provision (or any part of any provision) contained in this Guaranty shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Guaranty but this Guaranty shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had never been contained herein but only to the extent it is invalid, illegal, or unenforceable.

10.           Gender; Captions.  When used herein, the singular shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.  Section headings are used solely for the convenience of the parties and are not intended to limit or define any section.

11.           Time of Essence.  Time is of the essence to each and every provision of this Guaranty.

IN WITNESS WHEREOF, the Guarantor has executed and delivered this instrument under seal effective as of the date first above written.

WITNESS/ATTEST	GUARANTOR:

INLAND AMERICAN REAL ESTATE TRUST, INC.

By:	(SEAL)
Name: G. Joseph Cosenza
Title: Authorized Agent

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GUARANTY

THIS GUARANTY (this “Guaranty”) is made effective as of June 8, 2006 by INLAND AMERICAN REAL ESTATE TRUST, INC. (the “Guarantor”) in favor of CE INVESTMENT ASSOCIATES 2001 LLC (together with its permitted successors and assigns, the “Investor”)

RECITALS

WHEREAS, INLAND AMERICAN SWAMPSCOTT MEMBER II, L.L.C., a Delaware limited liability company and a wholly owned subsidiary of Guarantor (“Inland”), and Investor entered into that certain Limited Liability Company Agreement (the “LLC Agreement”), dated as of the date hereof, of Inland American Ceruzzi Swampscott Member, L.L.C. (the “Company”);

WHEREAS, pursuant to the terms of the LLC Agreement, Inland is required, from time to time, to cause the Company to make a payment to the Investor of the “Investor Preferred Return” (as such term is defined and determined under the LLC Agreement), and may be required, from to time, to cause the Company to make a payment to the Investor of the “Investor Liquidation Amount” (as such term is defined and determined under the LLC Agreement); and

WHEREAS, in order to induce the Investor to execute the LLC Agreement, the Guarantor desires to execute this Guaranty, guaranteeing certain of the obligations of the Company to make payments to the Investor if, when and solely to the extent required under the terms of the LLC Agreement, of the Investor Liquidation Amount.

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby agrees as follows:

1.             Guaranty.  The Guarantor hereby unconditionally and irrevocably guarantees to the Investor (and/or its permitted successors and assigns) (i) from and after twenty-four (24) months after the date hereof, any obligation of the Company, if and when applicable, to make a payment to the Investor of its Investor Liquidation Amount, as, when and solely to the extent that such amounts are required to be paid by the Company to the Investor under the terms of Section 10.9 of the LLC Agreement, and (ii) notwithstanding anything to the contrary set forth herein, any obligation of the Company, if and when applicable, to make a payment to the Investor of its Investor Preferred Return.

2.             Consent to Terms.  The Guarantor hereby consents, without notice to the Guarantor, to the extension, in whole or in part from time to time, whether or not for a term in excess of the original term, of the time for payment of the Investor Liquidation Amount under the LLC Agreement, and agrees in case the dates of such payment shall be extended in whole or in part, that all moneys due hereunder shall be paid when due according to such extension or extensions.  The Guarantor further consents to the waiving or amendment by Inland and the Investor of any term, covenant, or condition of the LLC Agreement.

3.             Waiver of Presentment.  The Guarantor hereby waives presentment, demand of payment from the maker, protest, and notice of nonpayment.  The Guarantor hereby waives notice of acceptance of this Guaranty by the Investor and any and all notices and demands of every kind and description which may be required to be given by any statute or rule of law, and agrees that the liability of the Guarantor hereunder shall in no way be affected, diminished, or released by any forbearance which may be granted to the Company (or to any successor thereto or to any person or entity which shall have assumed the obligations thereof) or by any waiver of any term, covenant, or condition in the LLC Agreement by the Investor or by reason of any change or modification in the LLC Agreement, or by the acceptance of additional security.

4.             No Exhaustion of Other Remedies.  The Guarantor hereby agrees that nothing herein contained shall prevent the Investor from suing under the LLC Agreement, or from exercising any other right available to it under the terms of the LLC Agreement or against any other person or entity, and the exercise of any of the aforementioned rights shall not constitute a legal or equitable discharge of the Guarantor, it being the purpose and intent of the Guarantor that its obligations under this Guaranty shall be absolute and unconditional.

5.             Restatement of Guaranty.  This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment is rescinded or must otherwise be returned by the Investor upon the insolvency, bankruptcy, or reorganization of Inland and/or the Company or otherwise, all as though such payment had not been made.

6.             Waiver of Promptness.  The Guarantor hereby waives promptness, diligence, notice of acceptance, and any other notice with respect to any of the terms, covenants, or conditions of the LLC Agreement, and this Guaranty and any requirement that the Company protect, secure, perfect, or insure any security interest, lien, or any property subject thereto or exhaust any right or take any action against the Company or any other person, entity, or any collateral.

7.             Governing Law.  This Guaranty, the rights and obligations of the parties hereto, and any claims or disputes relating thereto shall be governed by and construed in accordance with the laws of the State of Delaware (but not including the choice of law rules thereof).

8.             Creditor’s Rights.  The rights, powers, privileges, and discretions (the “rights”) to which the Investor may be entitled hereunder shall inure to the benefit of the Investor and its permitted successors and assigns.  All the rights of the Investor are cumulative and not alternative and may be enforced successively or concurrently.  Failure of the Investor to exercise any of its rights shall not be deemed a waiver thereof, and no waiver of any of its rights shall be deemed to apply to any other rights, nor shall it be effective unless in writing and signed by the Creditor.  The terms, covenants, and conditions of or imposed upon the Guarantor herein shall be binding upon its successors and assigns.  The Guarantor may not delegate or assign any of its obligations under this Guaranty.

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9.             Severability.  In case any provision (or any part of any provision) contained in this Guaranty shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Guaranty but this Guaranty shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had never been contained herein but only to the extent it is invalid, illegal, or unenforceable.

10.           Gender; Captions.  When used herein, the singular shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.  Section headings are used solely for the convenience of the parties and are not intended to limit or define any section.

11.           Time of Essence.  Time is of the essence to each and every provision of this Guaranty.

IN WITNESS WHEREOF, the Guarantor has executed and delivered this instrument under seal effective as of the date first above written.

WITNESS/ATTEST	GUARANTOR:

INLAND AMERICAN REAL ESTATE TRUST, INC.

By:	(SEAL)
Name: G. Joseph Cosenza
Title: Authorized Agent

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